UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2009

PHC, Inc.
(Exact Name of Registrant as Specified in its Charter)

Massachusetts
(State of Incorporation or Organization)

1-33323	04-2601571
Commission File Number)	(I.R.S. Employer
Identification No.)

200 Lake Street, Suite 102, Peabody, Massachusetts	01960
Address of Principal Executive Offices)	(Zip Code)

 Registrant's telephone number, including area code: (978) 536-2777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁭ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⁭ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⁭ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⁭ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 1.01 Entry into a Material Definitive Agreement

PHC, Inc. (the “Company”) has agreed to extend to March 13, 2009 the outside closing date under the asset purchase agreement dated January 12, 2009 (the “Agreement”) whereby the Company agreed to sell the assets of its research division, Pivotal Research Centers, Inc. (“Pivotal”), a Delaware corporation, to Premier Research International, LLC, (“Premier”), a Delaware limited liability company.  The Company has agreed to the extension in order to allow Premier additional time to complete their documentation to close the transaction.  Premier will immediately pay PHC a non-refundable deposit of $200,000, which will be credited towards the purchase price if the transaction closes by March 13, 2009.  Upon the closing of the transaction, the effective closing date will remain February 28, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHC, INC.

Date: March 4, 2009	By: /s/ Bruce A. Shear Bruce A. Shear President